Q2 2018 Corporate Overview and Financial Results

Contents and Glossary

3 Important information regarding forward-looking statements and use of non-GAAP financial measures
4 About SVB
8 Q2 2018 overview of results
14 Outlook for 2018
15 Financial performance
37 Interest rate sensitivity
38 Regulatory environment
39 Capital
41 Non-GAAP reconciliations

The following terms are used throughout this presentation to refer to certain SVB-specific metrics:

- **Core Fee Income –** fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at the end of this presentation for more information.
- **Total Client Funds –** the sum of on-balance sheet deposits and off-balance sheet client investment funds.
- **Fixed Income Securities –** Comprised primarily of available-for-sale ("AFS") and held-to-maturity ("HTM") securities held on the balance sheet.

svb

Important information

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance, and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. You can identify these and other forward-looking statements by the use of words such as "becoming," "may," "will," "should," "could," "would," "predict," "potential," "continue," "anticipate," "believe," "estimate," "seek," "expect," "plan," "intend," the negative of such words, or comparable terminology. In this presentation, we make forward-looking statements discussing management's expectations about, among other things: economic conditions; opportunities in the market; outlook on our clients' performance; our financial, credit, and business performance, including potential investment gains, loan growth, loan mix, loan yields, credit quality, deposits, noninterest income, and expense levels; and financial results (and the components of such results) for certain quarters in, and for the full year 2018. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we have based these expectations on our current beliefs as well as our assumptions, and such expectations may prove to be incorrect.

We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. Our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management's forward-looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others: deterioration, weaker than expected improvement, or other changes in the state of the economy or the markets in which we conduct business or are served by us (including the levels of IPOs and M&A activities); changes in the volume and credit quality of our loans; the impact of changes in interest rates or market levels or factors affecting or affected by them, especially on our loan and investment portfolios; changes in our deposit levels; changes in the performance or equity valuations of funds or companies in which we have invested or hold derivative instruments or equity warrant assets; variations from our expectations as to factors impacting our cost structure; changes in our assessment of the creditworthiness or liquidity of our clients or unanticipated effects of credit concentration risks which create or exacerbate deterioration of such creditworthiness or liquidity; accounting changes, as required by Generally Accepted Accounting Principles (GAAP); and regulatory, tax or legal changes or their impact on us.

We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, including (i) our latest Annual Report on Form 10-K; (ii) our latest Quarterly Report on Form 10-Q; and (iii) our most recent earnings release filed on Form 8-K. These documents contain and identify important risk factors that could cause the Company's actual results to differ materially from those contained in our projections or other forward-looking statements. All forward-looking statements included in this presentation are made only as of the date of this presentation. We assume no obligation and do not intend to revise or update any forward-looking statements contained in this presentation, except as required by law.

This presentation shall not constitute an offer or solicitation in connection with any securities.

Use of Non-GAAP Financial Measures

To supplement our financial disclosures that are presented in accordance with GAAP, we use certain non-GAAP measures of financial performance (including, but not limited to, non-GAAP core fee income, non-GAAP noninterest income, non-GAAP net gains on investment securities, non-GAAP non-marketable and other securities, non-GAAP noninterest expense and non-GAAP financial ratios) of financial performance. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company's performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non-GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirement.

We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures (as applicable), provide meaningful supplemental information regarding our performance by: (i) excluding amounts attributable to non-controlling interests for which we effectively do not receive the economic benefit or cost of, where indicated, or (ii) providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, net income or other financial measures prepared in accordance with GAAP. Under the "Non-GAAP reconciliations" section at the end of this presentation, we have provided reconciliations of, where applicable, the most comparable GAAP financial measures to the non-GAAP financial measures used in this presentation, or a reconciliation of the non-GAAP calculation of the financial measure. Please refer to that section for more information.

svb Q2 2018 Corporate Overview and Financial Results 3

SVB: A unique financial services company 35 years of focus on innovation companies, investors and influencers Strong market position Robust client funds franchise Diversified revenue streams $54B assets Global presence $25B loans $119B total client funds Average balances for Q2'18 Q2 2018 Corporate Overview and Financial Results 4

We serve the global Innovation Economy

Technology + Life Sciences + Healthcare

Accelerator (Early Stage)
Revenue
<$5M

Growth
Revenue
$5M-$75M

Corp Fin
Revenue
>$75M

Investors
Private Equity
Venture Capital

Individuals
Private Bank
Wealth Management

svb Q2 2018 Corporate Overview and Financial Results 5

Serving innovative companies and the investors and individuals behind them Silicon Valley Bank SVB Capital SVB Private Bank/ Global commercial banking Private venture investing Wealth Advisory for innovators, enterprises expertise, oversight Private banking and investment and investors and fund management strategies for influencers in the innovation ecosystem Q2 2018 Corporate Overview and Financial Results 6

A strong, seasoned management team

- Average tenure of 11 years at SVB
- Diverse experience and skill sets to help direct our growth



Dan Beck

CHIEF FINANCIAL OFFICER
1 year at SVB



Greg Becker

PRESIDENT AND CEO
SVB FINANCIAL GROUP
25 years at SVB



Marc Cadieux

CHIEF CREDIT OFFICER
26 years at SVB



John China

HEAD OF TECHNOLOGY BANKING
22 years at SVB



Phil Cox

HEAD OF EMEA AND
PRESIDENT OF THE UK BRANCH
9 years at SVB



Mike Descheneaux

PRESIDENT
SILICON VALLEY BANK
13 years at SVB



Michelle Draper

CHIEF MARKETING OFFICER
5 years at SVB



Mike Dreyer

CHIEF OPERATIONS OFFICER
2 years at SVB



Chris Edmonds-Waters

CHIEF HUMAN RESOURCES
OFFICER
14 years at SVB



Laura Izurieta

CHIEF RISK OFFICER
2 years at SVB



Roger Leone

CHIEF INFORMATION OFFICER
3 years at SVB



Michael Zuckert

GENERAL COUNSEL
4 years at SVB

Q2 2018 Corporate Overview and Financial Results

7

StrongQ2'18 Market Market Factors Tailwinds in First Half 2018 Strong Liquidity Higher Interest Rates Lower Taxes • Strong VC funding • Fed Funds +25 bps in • SVB's effective tax rate ($57.5B), exceeds full year March and June decreased to 25.9%, total for six of the past 10 • 1M LIBOR +53 bps compared to 42.0% for years 3M LIBOR +65 bps FY 2017 and reflects: • Improving pace of U.S. VC- • 5Y Treasury +53 bps ◦ Federal tax cuts backed, Tech/LS IPOs (43) ◦ Share-based comp. • Healthy valuation trends in excess tax benefits public/private markets Q2 2018 Corporate Overview and Financial Results 8

Q2'18 takeaways EPS: $4.42 Net Income: $238 million Highlights (vs. Q1'18) • Outstanding Growth • Non-interest expense: +15.2% – Average total client funds: +8.0% • Stable credit quality – Average client funds: +10.8% • Lower effective tax rate – Average deposit growth: +4.0% • Bank Tier 1 Leverage ratio: 7.72% – Average loans: +4.4% (+3 bps) – Net interest income: +11.2% • Improved revenue growth outlook as a – Core fee income: +7.1% result of June rate hike – Investment gains, net of NCI: $26.4M • Regulatory relief from passage of – Efficiency ratio: 46.4% Regulatory Relief Act* – Return on equity: 20.82% (+270 bps) Challenges • Improved momentum in exit markets, but still not back to historical levels • Impact of market liquidity on valuations and loan growth • Market anxiety over escalating global trade/tariff war Q2 2018 Corporate Overview and Financial Results * Economic Growth, Regulatory Relief and Consumer Protection Act 9

Q2'18 key earnings drivers • +$48.5M of loan and investment interest income from strong loan and deposit growth, higher rates • +$8.1M of core fees due to higher client investment fees driven by higher balances and spreads • $19.1M of equity warrant gains due to positive funding and exit environments for our clients • $26.4M of investment securities gains, net of NCI, due to positive funding and Positive earnings impact earnings Positive exit environments for our clients • Lower income tax expense due to excess tax benefits from share-based compensation (24.5% effective tax rate) • Stable credit quality +$40.3M of noninterest expense including ◦ $16.2M of higher compensation and benefits expense, mostly related to outperformance and investments in people ◦ $12.0M for planned investments in our processes and growth initiatives ◦ $7.0M write-off of previously capitalized costs related to CCAR Negative earnings impact earnings Negative preparation* * As a result of the passage of the Economic Growth , Regulatory Relief and Consumer Protection Act. which will raise the SIFI threshold from $50B to $250B, investments in software/systems for SIFI preparation that were no longer needed were written off. The total write-off was $7.0M of which $6.0M was previously capitalized professional services costs and $1.0M was capitalized employee compensation costs. Q2 2018 Corporate Overview and Financial Results 10

Quarterly highlights

	Q2'17	Q3'17	Q4'17[1]	Q1'18	Q2'18
Diluted earnings per share	$2.32	$2.79	$2.19	$3.63	$4.42
Net income available to common stockholders	$123.2M	$148.6M	$117.2M	$195.0M	$237.8M
Average loans	$20.5B	$21.6B	$22.4B	$23.8B	$24.9B
Change	*2.2%*	*5.2%*	*4.0%*	*6.1%*	*4.4%*
Average deposits	$42.1B	$44.0B	$44.8B	$46.1B	$48.0B
Change	*5.5%*	*4.5%*	*1.7%*	*3.0%*	*4.0%*
Average off-balance sheet client investment funds	$49.1B	$53.3B	$57.6B	$64.4B	$71.3B
Change	*6.5%*	*8.5%*	*8.1%*	*11.8%*	*10.8%*
Average fixed income securities	$21.5B	$23.1B	$23.8B	$24.0B	$25.2B
Net interest margin	3.00%	3.10%	3.20%	3.38%	3.59%
Net interest income	$342.7M	$374.0M	$393.7M	$419.9M	$466.4M
GAAP non-interest income	$128.5M	$158.8M	$152.3M	$155.5M	$192.7M
Non-GAAP non-interest income, net of non-controlling interests[2]	$119.0M	$153.2M	$144.5M	$142.5M	$183.2M
Net charge-offs / Average total gross loans (annualized)	0.44%	0.19%	0.23%	0.15%	0.22%
Non-interest expense	$251.2M	$257.8M	$264.0M	$265.4M	$305.7M
Effective tax rate[3]	36.78%	39.58%	53.54%	27.50%	24.53%
Return on average SVBFG stockholders' equity (annualized)	12.75%	14.59%	11.09%	18.12%	20.82%
Return on average assets (annualized)	1.04%	1.18%	0.92%	1.51%	1.75%

1) EPS was impacted $0.80 due to the $37.6M of additional income tax expense due to tax reform and $8.8M of pre-tax losses on AFS security sales in connection with our treasury and tax management objectives.
2) This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information.
3) Our effective tax rate is calculated by dividing income tax expense by the sum of income before income tax expense and net income attributable to noncontrolling interests. Q4'17 included $37.6M of additional income tax expense due to the revaluation of deferred tax assets and investments in low income housing tax credit funds following tax reform.

svb Q2 2018 Corporate Overview and Financial Results 11

Annual highlights

	2014	2015	2016	2017[2,3]	6/30/18 YTD
Diluted earnings per share	$5.31[1]	$6.62	$7.31	$9.20[4]	$8.05
Net income available to common stockholders	$263.9M[1]	$343.9M	$382.7M	$490.5M	$432.8M
Average loans *Change*	$11.5B *23.0%*	$14.8B *28.3%*	$18.3B *23.8%*	$21.2B *15.7%*	$24.3B *14.6%*
Average deposits *Change*	$28.3B *44.4%*	$36.3B *28.2%*	$38.8B *6.8%*	$42.7B *10.3%*	$47.0B *10.1%*
Average off-balance sheet client investment funds *Change*	$30.0B 24.0%	$39.2B 30.6%	$43.4B 10.5%	$51.5B 18.8%	$67.8B 31.7%
Average fixed-income securities[5]	$16.6B	$22.3B	$21.5B	$22.4B	$24.6B
Net interest margin	2.81%	2.57%	2.72%	3.05%	3.50%
Net interest income	$856.6M	$1,006.4M	$1,150.5M	$1,420.4M	$886.3M
GAAP non-interest income	$572.2M	$472.8M	$456.6M	$557.2M	$348.2M
Non-GAAP non-interest income , net of non-controlling interests[6]	$352.5M	$441.1M	$448.5M	$527.8M	$325.7M
Net charge-offs / Average total gross loans (annualized)	0.32%	0.30%	0.46%	0.27%	0.18%
Non-interest expense	$700.7M	$780.0M	$859.8M	$1,010.7M	$571.2M
Effective tax rate[7]	41.02%	39.95%	39.55%	42.02%	25.90%
Return on average SVBFG stockholders' equity (annualized)	10.46%[1]	11.18%	10.90%	12.38%	19.51%
Return on average assets (annualized)	0.80%[1]	0.84%	0.87%	1.01%	1.63%

1) Includes post-tax net loss of $11.4M related to the sale of our SVBIF entity in India
2) Included in diluted earnings per common share and net income available to common stockholders in 2017 and 2018 are tax benefits recognized associated with the adoption of Accounting Standards Update 2016-09, Improvements to Employee Share-Based Payment Accounting in the first quarter of 2017. This guidance was adopted on a prospective basis with no changes to prior period amounts.
3) In Q1'17 we revised prior periods' presentation of noninterest expense to conform to the current period presentation, which reflect our provision for loan losses and provision for unfunded credit commitments together as our "provision for credit losses". In prior periods' presentation, our provision for unfunded credit commitments were reported as a component of noninterest expense. All prior periods have been revised to reflect this change.
4) EPS was impacted $0.80 due to the $37.6M of additional income tax expense due to tax reform and $8.8M of losses on AFS security sales in connection with our treasury and tax management objectives.
5) Includes available-for-sale and held-to-maturity securities held on the balance sheet
6) Non-GAAP noninterest income, net of non-controlling interests is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information
7) Our effective tax rate is calculated by dividing income tax expense by the sum of income before income tax expense and net income attributable to noncontrolling interests. Included in 2017 is $37.6M of additional income tax expense due to the revaluation of deferred tax assets and investments in low income housing tax credit funds following tax reform.

svb Q2 2018 Corporate Overview and Financial Results 12

Key performance indicators



Avg. Loans, net of unearned income
$ Billions
$30
$25
$20
$15
$10
$5
$0
$11.5
$14.8
$18.3
$21.2
$24.3
2014
2015
2016
2017
YTD 6/30/18



Avg. Total Client Funds
Avg. client funds
Avg. deposits
$ Billions
$150
$100
$50
$0
$58.3
$28.3
$30.0
$75.5
$36.3
$39.2
$82.2
$38.8
$43.4
$94.2
$42.7
$51.5
$114.8
$47.0
$67.8
2014
2015
2016
2017
YTD 6/30/18



Net Interest Margin
5%
4%
3%
2%
1%
0%
2.81%
2.57%
2.72%
3.05%
3.49%
2014
2015
2016
2017
YTD 6/30/18



Net Interest Income
$ Millions
$1,500
$1,000
$500
$0
$857
$1,006
$1,151
$1,420
$886
2014
2015
2016
2017
YTD 6/30/18



Core Fee Income
$ Millions
$400
$300
$200
$100
$0
$210
$265
$316
$379
$238
2014
2015
2016
2017
YTD 6/30/18



Noninterest Expense
$ Millions
$1,200
$1,000
$800
$600
$400
$200
$0
$701
$780
$860
$1,011
$571
2014
2015
2016
2017
YTD 6/30/18

svb Q2 2018 Corporate Overview and Financial Results 13

Assumes nointerest rate increases 2019 5) 4) 3) 2) 1) * These arenon-GAAP measures 2018 full-year outlook Allowance for loanlosses for totalgross Non-performing loans/total grossloans Non-performing performing loansasa%of totalgross performing Outlook doesnotassumeanyfuturerateincreases change, andactualresultsmaydiffer, basedonourperformancerelativetointernaltargets. Our outlookfornoninterestexpenseispartlybasedonmanagement's currentforecastofperformance-basedincentivecompensationexpenses.Suchforecastsaresubjectto investors. See"UseofNon-GAAP Financial Measures"attheendofourquarterlyearningsreleaseforfurtherinformationregardingcalculationandlimitationsthismeasure. noninterest expenseforfiscal2017isincludedinthispresentation, aswebelievesuchreconciliationwouldimplyadegreeofprecisionthatbeconfusingormisleadingto presented withoutunreasonable efforts, noreconciliationfortheoutlookofnon-GAAP noninterestexpense(excludingexpenses relatedtononcontrollinginterests)GAAP to noncontrollinginterests. As weareunabletoquantifysuch line itemsthatwouldberequiredtoincludedinthecomparable GAAP financialmeasureforthefutureperiod Noninterest expense(excludingexpenses relatedtononcontrollinginterests)isanon-GAAP measure,whichrepresentsnoninterestexpense,but excludesexpensesattributable release forfurtherinformationregarding thecalculationandlimitationsofthismeasure. believe suchreconciliationwould implyadegreeofprecisionthatwouldbeconfusingormisleading toinvestors.See"UseofNon-GAAP Financial Measures"attheendofthis presented withoutunreasonable efforts, noreconciliationfortheoutlookofnon-GAAP corefeeincometoGAAP noninterestincomeforfiscal2017isincludedinthisrelease, aswe conditions beyondourcontrol. As weareunabletoquantifysuch lineitemsthatwouldberequiredtoincludedinthecomparable GAAP financialmeasureforthefutureperiod Core feeincomeisanon-GAAP measure,whichrepresentsnoninterestincome, butexcludescertainlineitemswhereperformanceistypically subject tomarketorother described under the section"Forward-LookingStatements". cash intoinvestment securities.Suchforecastsare subjecttochange,andactualresults maydiffer, basedonmarketconditions, actualprepaymentratesand otherfactors Our outlookfornet interestincomeandnet marginisbasedprimarilyonmanagement's currentforecastofaverage depositandloanbalances anddeploymentofsurplus expenses relatedtonon-controlling Non-interest expense (excluding expenses Non-interest expense (excluding Q2 2018 related tonon-controlling interests) Please see our most recent Financial Release and earnings call transcript forcomplete Please seeourmostrecent Financial Releaseandearnings calltranscript Net loancharge-offs Net interestincome Net interestmargin Effective Tax Rate Core fee income* Average deposits information onmanagement'sthis outlook. assumptionsandforecastsregarding Business Driver performing loans performing Corporate andFinancial Results Overview Average loans Preliminary interests)* Net loancharge-offs Net interestincome Business Driver Average deposits Core fee income Average loans Between 0.20% and0.40% ofavg. 2018 FullYear Outlookvs. 2017 Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Between 0.40% and0.60% of Between 26.0% and28.0% Between 3.55% and3.65% Comparable to2017 levels outlook Full Year Results total grossloans total grossloans the midthirties the lowthirties the highteens the lowteens the lowteens 2018 FullYear Outlookvs. 2017 Full (as of Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Between 0.30%-0.50% ofavg. (as of the highteenstolowtwenties the mid-teenstohighteens 7/26/2018 Outlook increased Outlook increased Outlook decreased Outlook decreased Outlook increased Outlook increased the lowdoubledigits the highsingledigits gross loansfrompreviousoutlookof0.50% and 0.70% Outlook decreased total grossloansfrompreviousoutlookof0.30% and Outlook increased total grossloans 7/26/2018 previous outlookofbetween 27.0% and30.0% Year Results the mid-teens previous outlookof3.50%and3.60% ) Change from4/26/18 to mid thirties frompreviousoutlookof tomidthirties to low thirties frompreviousoutlookof tolowthirties tobetween0.40% and0.60% oftotal tolowteensfromprevious outlookof tolowteensfrompreviousoutlookof tobetween0.20% and0.40% ofavg. low doubledigits low doubledigits tobetween26.0% and 28.0% from tobetween3.55% and3.65% from high twenties ) low thirties No change No change 0.50% 14 SVB 2014 4:3

Q2'18 Growth driven primarily by Private Equity and Private Bank andPrivate Equity by Private primarily driven Growth Q2 2018 Corporate andFinancial Results Overview Billions $ $ $ $ : Average loansgrew 2 3 2 1 0 0 5 5 $ $ Q 2 2 2 0 1 ' 1 . . 0 5 7 A v e r a g Q $ $ e 2 2 3 l 1 2 o ' 1 . . a 6 2 7 n s Q $ $ 2 2 4 2 3 ' P 1 . . 4 1 7 e 4.4% r i o d - e n $ Q $ d 2 2 1 l 4 3 ' o 1 . . a 8 8 6 n s $ Q $ 2 2 2 6 4 ' 1 . . 0 9 8 15 SVB 2014 4:3

A diversified loan portfolio

Gross Loans: $26.2 billion[1,2]


Private Bank
$2.9
11%
Other
$0.4
2%
Wine
$0.9
3%
Software/
Internet
$6.3
24%
Hardware
$1.3, 5%
Life Science/
Healthcare
$2.2, 8%
Private Equity/
Venture Capital[3]
$12.2
47%

Technology and Life Science/Healthcare Only[1]
$9.8 billion (37% of Gross Loans)

Segment	Category
Early Stage $1.6 (6%)	**Investor-dependent 1** Revenue: $0-$5M
Non-Early Stage $1.3 (5%)	**Investor-dependent 2** Revenue >$5M
Balance Sheet $2.3 (9%)	**Balance-sheet dependent** covered by current assets; $1.0B is asset-based lending
Sponsored Buyout $2.1 (8%)	**Cash flow dependent 1**
Other $2.4 (9%)	**Cash flow dependent 2** Cash flow and hybrid

1) As of 6/30/2018; gross loans do not include deferred fees and costs.
2) Private Bank includes loans designated as Consumer Loans (including real estate secured loans) in our earnings releases and our Form 10-K and 10-Q reports.
3) Primarily capital call lines of credit

svb Q2 2018 Corporate Overview and Financial Results

16

Our loan portfolio has evolved over time • Private Equity has driven the majority of recent growth, although we have seen growth in all niches • Our Private Equity portfolio has historically been characterized by lower yields (relative to the rest of our portfolio) and high credit quality Loans, net of unearned income 12% $30 11% 10% $26.0 $24.6 $25 9% 9% $23.1 $1.3 $1.3 $2.1 8% 8% $19.9 $1.2 $1.9 $20 $1.8 $2.9 $2.7 s $16.7 $1.2 $2.6 n $1.9 o i $14.4 l $15 $1.1 $6.2 l $2.2 i $1.7 $6.2 B $1.1 $6.2 6% $10.9 $1.3 $1.8 $8.9 $1.3 $5.6 $10 $1.2 $7.0 $1.1 $1.2 $5.4 $5.5 $5.5 $1.1 $1.0 $5.0 $4.5 $0.8 $11.2 $12.2 $5 $4.1 $10.0 $0.7 $3.3 $7.7 $0.6 $2.5 $4.6 $5.5 $1.7 $1.4 $1.8 $2.4 $0 $1.1 $0.9 $1.0 $1.1 $1.7 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 3/31/18 6/30/18 Private equity/venture capital Hardware Software/internet Premium wine Private Bank Other Life science/healthcare Early-stage loans as % of loan portfolio Q2 2018 Corporate Overview and Financial Results 17

Large loan concentration in Private Equity capital call lines, which have a history of zero credit losses Capital call lines have maturities of less than a year and are secured by contractual capital commitments and the invested assets of the fund borrowers. Gross loans to any single client equal to or greater than $20 million $14 $12.6 $12 $10.5 $10 $8.9 $2.1 s n $8 $2.2 o $6.8 i l l $6.2 i $1.9 B $6 $4.3 $1.9 $8.7 $4 $3.2 $1.9 $6.8 $2.1 $5.3 $2 $1.6 $1.3 $1.0 $1.3 $1.1 $3.1 $3.6 $0.7 $1.0 $1.5 $0 $0.5 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 6/30/18 Private equity/venture capital Private Bank Software/internet Premium wine Life science/healthcare Other Hardware Q2 2018 Corporate Overview and Financial Results 18

Q2'18: Net interest income grew 11.2%

Higher average loan and investment balances and higher interest rates drove net interest income increase


$500
$400
$300
$200
$100
$0
Millions
8%
6%
4%
2%
0%
5.62%
$468.5
3.59%
2.00%
$87.4
2.00%
Q2'08
Q2'09
Q2'10
Q2'11
Q2'12
Q2'13
Q2'14
Q2'15
Q2'16
Q2'17
Q2'18
Net interest income*
Net interest margin
Federal Funds target rate

* Net interest income is presented on a fully taxable equivalent basis to consistently reflect income from taxable loans and securities and tax-exempt securities based on the federal statutory tax rate of 35 percent for periods prior to 2018 and 21 percent for 2018 svb Q2 2018 Corporate Overview and Financial Results 19

Higher rates driving continued margin improvement



10%
5%
0%
Interest Rates/Yields
50%
25%
0%
PE/VC % of Loan Portfolio
46.76%*
5.33%
4.48%
3.59%
2.50%
2.00%
Q2'08
Q2'09
Q2'10
Q2'11
Q2'12
Q2'13
Q2'14
Q2'15
Q2'16
Q2'17
Q2'18
Net interest margin
Loan yield
Private Equity/Venture Capital
Federal Funds target rate
1 Month LIBOR
3 Month LIBOR

* Consolidated loan yields have been impacted by the change in the mix of our loan portfolio to PE/VC loans, which have lower loan yields in comparison to Technology and Life Science lending.

svb Q2 2018 Corporate Overview and Financial Results

20

Q2'18: Credit quality remained stable

- Provision for credit losses of $29.1M (vs. $28.0M in Q1)
- Allowance for loan losses/total gross loans: at 1.10% (vs. 1.11% in Q1)


Non-performing loans
Millions
$150
$100
$50
$0
$120.3M
$125.4M
$119.5M
$116.7M
$125.3M
0.57%
0.56%
0.51%
0.47%
0.48%
1.0%
0.5%
0.0%
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Non-performing loans/total gross loans
Total non-performing loans


Net charge-offs
Millions
$25
$20
$15
$10
$5
$0
$22.5M
0.44%
$10.5M
0.19%
$12.9M
0.23%
$8.8M
0.15%
$13.5M
0.22%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Net charge-offs/average total gross loans (annualized)
Net charge-offs

svb
Q2 2018 Corporate Overview and Financial Results
21

History of strong, resilient credit quality

(2000: Dot-com bust)
Five non-dot-com loans drove increase in NCOs

(2008-2009: Financial Crisis)
Five problem loans drove short-lived spike in NPLs and NCOs

NPLs elevated since Q2'15 primarily due to four Sponsored Buyout loans (two were resolved) and one Corporate Finance loan



4%
3%
2%
1%
0%
-1%
3.32%
1.07%
1.57%
2.64%
$125.3
0.48%
0.18%
$150
$100
$50
$0
Millions
Post-crisis NCOs remained below 50 bps
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
YTD 6/30/18
Non-performing loans
Non-performing loans as % of total gross loans
Net charge-offs as % of average total gross loans (annualized)

svb Q2 2018 Corporate Overview and Financial Results

22

A high quality balance sheet[1]


Non-marketable securities[3] (VC Investments) $0.9, 2%
Fixed income securities (AFS) $9.6 17%
Net loans[2] $25.7 46%
Fixed income securities (HTM) $15.9 28%
Cash $2.7 5%
Other $1.1, 2%

Period-end assets: $55.9B


Borrowings $1.1 2%
Other $1.1 2%
Interest-bearing deposits $8.3 16%
Non-interest-bearing deposits $40.6 80%

Period-end liabilities: $51.1B

1) Balances as of 6/30/2018
2) Net loans represents gross loans net of the allowance for loan losses and unearned interest income. Gross loans at 6/30/2018 were $26B
3) Non-marketable securities net of non-controlling interests were $722 million. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information.

svb Q2 2018 Corporate Overview and Financial Results 23

Robust balance sheet growth Billions Strong growth inloansandsecurities Strong growth $ $ $ $ $ $ Q2 2018 4 6 5 2 3 $ 1 0 0 0 0 0 0 0 Corporate andFinancial Results Overview $ 2 3 0 9 1 . 4 3 Other assets Net loans VC-relatedNon-marketable (primarily investments) securities securities Held-to-maturity Available-for-sale securities $ 2 4 0 4 1 . 5 7 Assets $ 2 4 0 4 1 . 6 7 $ 2 5 0 1 1 . 7 2 6 $ / 3 5 0 5 / . 9 1 8 Billions $ $ $ $ $ $ Non-interest-bearing deposits Non-interest-bearing 4 6 5 2 3 $ 1 0 0 0 0 0 0 0 83% $ 2 3 0 5 1 . 4 3 oftotaldeposits Non-interest-bearing deposits Non-interest-bearing Other liabilities Interest-bearing deposits Interest-bearing Borrowings $ 2 4 0 1 1 Liabilities . 5 4 $ 2 4 0 0 1 . 6 9 $ 2 4 0 6 1 . As of 7 9 6 6/30/2018 / $ 3 5 0 1 / . 1 1 8 24 SVB 2014 4:3

Billions A high quality investment portfolio • • • $ $ $ 2 $ 1 $ 1 Q2 2018 0 0 0 5 5 Agency-issued rate collateralized residentialmortgage-backed –variable securities Agency-issued collateralized residentialmortgage-backed –fixed securities rate U.S. agencydebentures U.S. Treasury securities backed andmunicipalbonds securities New purchasesinQ2'18includedcommercial andresidentialmortgage- U.S. Treasuries make up Liquid, fixed-income primarily adurationof3.7years with portfolio $ Corporate andFinancial Results Overview 2 1 0 3 A 1 . 4 v 5 a i l a b $ 2 l 1 e 0 6 - 1 f . o 5 4 r - S a l $ 2 e 1 0 S 2 1 . e 6 6 c u r i t i $ 2 e 1 0 s 1 1 . 7 1 6 22% / $ 3 9 0 . / 5 1 8 ofinvestment portfolio Billions $ $ $ 2 $ 1 $ 1 0 0 0 5 5 Municipal bondsandnotes Agency-issued residentialmortgage-backed securities Agency-issued commercial mortgage-backed securities 2 $ 0 7 1 . 4 H 4 e l d - t 2 o $ 0 - 8 M 1 . 8 5 a t u r i t y 2 $ 0 8 S 1 e . 4 6 c u r i t i e $ 2 s 1 0 2 1 . 7 7 As of 6 6/30/2018 $ / 3 1 0 5 . / 9 1 8 25 SVB 2014 4:3

Benefits of a liquid fixed-income portfolio during a rising rate environment

- Since Q2'17, average portfolio cash flows of $1.3B per quarter
- Reinvestment rates significantly higher than portfolio run-off rates
- Purchases primarily of mortgage-backed securities and municipal bonds

Fixed income portfolio cash flows, run-off yields and reinvestment yields by quarter



$4
$3
$2
$1
$0
Billions
4%
3%
2%
1%
0%
2.4%
2.5%
3.2%
3.5%
3.6%
1.4%
1.6%
1.3%
1.6%
1.7%
$1.3
$1.2
$1.3
$1.4
$1.3
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Fixed income cash flows
Weighted avg. yield of purchases
Weighted avg. yield of cash flows

svb

Q2 2018 Corporate Overview and Financial Results

26

Q2'18: Average total client funds grew 8.0%

- Healthy funding and exit activity for our clients drove client funds growth
- Deposit beta remained low at 16 percent; interest-bearing deposits account for only 17% of total deposits
- Total deposit costs increased 11 bps due to deposit growth initiatives, representing only $2.2 million in additional interest expense



Average Total Client Funds
Billions
$125
$100
$75
$50
$25
$0
$91.2
$97.3
$102.4
$110.5
$119.3
$49.1
$53.3
$57.6
$64.4
$71.3
$34.6
$36.6
$37.0
$38.0
$39.8
$7.5
$7.5
$7.8
$8.2
$8.2
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Average interest-bearing deposits
Average noninterest-bearing deposits
Average off-balance sheet client funds



Yield/Rate
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.12%
0.12%
0.12%
0.20%
0.31%
0.11%
0.12%
0.13%
0.14%
0.17%
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Cost of deposits
Spread on client investment fees

svb Q2 2018 Corporate Overview and Financial Results 27

Robust client liquidity over past 5 years

- Strong funding and solid exit activity for our clients, plus sustained healthy new client acquisition (especially early-stage and private equity clients), have driven client funds growth



Average Total Client Funds
Billions
$125
$100
$75
$50
$25
$0
$58.4
$30.0
$20.4
$7.9
$75.5
$39.2
$27.8
$8.5
$82.2
$43.4
$31.2
$7.6
$94.3
$51.5
$35.2
$7.5
$114.9
$67.8
$47.0
$8.2
2014
2015
2016
2017
YTD 6/30/18
Average interest-bearing deposits
Average noninterest-bearing deposits
Average off-balance sheet client funds



Yield/Rate
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.15%
0.05%
0.06%
0.06%
0.07%
0.07%
0.12%
0.11%
0.26%
0.16%
2014
2015
2016
2017
YTD 6/30/18
Cost of deposits
Spread on client investment fees

svb
Q2 2018 Corporate Overview and Financial Results
28

Expanding international business activity

$2.6B international loans*

$11.1B international deposits*

Location	Description	Year opened
U.K.	Full service branch	2012
Israel	Business development and representative office	2008
China	Business development office (Beijing)	2005
	SPD Silicon Valley Bank (Beijing, Shanghai, Shenzhen)	2012
Hong Kong	Representative office	2013
Germany	Business development and representative office	2018
Canada	Branch application in progress	TBD

* Includes average loan and deposit balances for international operations in U.K., Israel and Asia for Q2'18; this is a management segment view and does not tie to regulatory definitions for foreign exposure svb Q2 2018 Corporate Overview and Financial Results 29

Net warrant gains have more than offset early-stage charge-offs over time


Aggregate warrant gains net of early-stage losses
(2002 - 2018)
$141M
$100
$50
$0
-$50
-$100
Millions
$(3)
$(13)
$8
$(1)
$3
$0
$3
$(2)
$22
$(7)
$23
$(10)
$11
$(16)
$(58)
$7
$(23)
$37
$(1)
$19
$(21)
$46
$(26)
$71
$(30)
$71
$(12)
$38
$(45)
$55
$(35)
$38
$(11)
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
YTD 6/30/18
Net gains on equity warrant assets
Early-stage net charge-offs
Cumulative net gains (warrants less ES NCOs)

svb
Q2 2018 Corporate Overview and Financial Results
30

Investment securities and warrant gains



Millions
$140
$120
$100
$80
$60
$40
$20
$0
$30.7
$57.3
$43.4
$35.4
$22.6
$71.0
$71.0
$37.9
$54.6
$38.3
2014
2015
2016
2017
YTD 6/30/18
Net gains on equity warrant assets
Non-GAAP net gains on investment securities net of non-controlling interests*



Includes $22.2M of losses on sale of Roku securities
Millions
$55
$45
$35
$25
$15
$5
-$5
$8.2
$9.7
$8.0
$26.4
$10.8
$24.9
$12.1
$19.2
$19.1
-$3.8
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Net gains on equity warrant assets
Non-GAAP net gains (losses) on investment securities net of non-controlling interests*

* This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information.

svb Q2 2018 Corporate Overview and Financial Results 31

Q2'18: Core fee income grew 7.1%

Strong growth driven primarily by higher client investment fees due to higher client fund balances and rate increases



$125
$100
$75
$50
$25
$0
Millions
$68.4
$72.7
$76.5
$74.5
$80.5
$84.6
$82.6
$87.3
$102.7
$106.4
$115.0
$123.1
$8
$23
$11
$18
$22
$34
$8
$29
$10
$19
$23
$34
Q3'15
Q4'15
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Foreign exchange fees
Credit card fees
Deposit service charges
Lending related fees
Client investment fees
Letters of credit/Standby LOC

svb
Q2 2018 Corporate Overview and Financial Results
32

A history of strong core fee income growth

- Strong FX volume growth in 2017 partially offset by lower competitive spreads
- Higher client investment fee growth in recent quarters due to higher client investment fund balances and rate increases



$400
$300
$200
$100
$0
Millions
$210
$265
$316
$379
$29
$56
$43
$59
$77
$116
$238
$17
$52
$20
$36
$45
$68
2014
2015
2016
2017
YTD 6/30/18
Foreign exchange fees
Credit card fees
Deposit service charges
Lending related fees
Client investment fees
Letters of credit/Standby LOC

svb Q2 2018 Corporate Overview and Financial Results 33

Performance and growth driving non-interest expense Revenue and growth investment initiatives: • Client experience • People (staffing, enablement, performance-based incentive compensation) • Infrastructure improvements (banking, risk & compliance) Compensation and Benefits Expense Other Noninterest Expenses 2,591 2,396 $404 2,225 $606 $346 2,004 $185 $120 1,815 $514 $307 $474 $291 $150 $105 s $409 $138 $42 s $97 n $77 n $224 o i $348 o l $121 i l $40 $48 l i $145 l i M $120 $100 $40 $40 $60 M $40 $ $122 $30 $101 $277 $35 $72 $23 $244 $98 $66 $27 $214 $50 $52 $187 $38 $150 $122 $94 $83 $95 $76 2014 2015 2016 2017 YTD 6/30/18 2014 2015 2016 2017 YTD 6/30/18 Salaries/wages and other Incentive comp. plans employee comp. Professional svcs. Premises & equip. Net occupancy Business dev. Other employee Avg. full-time equivalent incentives/benefits employees Other expenses* * Includes costs for FDIC and state assessments, correspondent bank fees, lending and other client-related processing, telephone, data processing and other expenses; please see our Q2 2018 Corporate Overview and Financial Results 34 quarterly filings for more information.

Efficiency ratio has trended down over time

Drivers

- Continued strong revenue growth
- Focus on systems, processes and infrastructure to optimize cost efficiencies and support efficient growth over the long-term



Millions
$2,000
$1,500
$1,000
$500
$0
57.8%
56.3%
53.8%
53.7%
51.8%
47.0%
$1,211
$682
$1,449
$779
$1,600
$859
$1,951
$1,010
$1,214
$571
2014
2015
2016
2017
YTD 6/30/18
Non-GAAP taxable equivalent revenue, net of non-controlling interests*
Non-GAAP non-interest expense, net of non-controlling interests*
Non-GAAP operating efficiency ratio*

* These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. Non-GAAP non-interest expense net of non-controlling interests and non-GAAP efficiency ratio exclude the impact of non-controlling interests.

svb Q2 2018 Corporate Overview and Financial Results

35

Above-peer return on average equity

Increase in 2018 ROE YTD primarily due to higher interest rates and lower taxes



20%
10%
0%
10.46%
8.98%
11.18%
8.17%
10.90%
8.83%
12.38%
9.77%
19.51%
12.17%
2014
2015
2016
2017
YTD 6/30/18[2]
SVB
Peers[1]

1. "Peers" refers to peer group as reported in our proxy statements specific to the years reported and are subject to change on an annual basis. Peer ROE is the average of our peer group based on the most recent data from SNL Financial.

2. Annualized

svb Q2 2018 Corporate Overview and Financial Results 36

We expect rising rates to benefit us significantly We estimate that each 25 bps increase in short-term rates to contribute approximately $49 million to Net Interest Income* Changes in short-term interest rates Changes in Fed Changes in Net impact interest earned on: Funds Rate Interest Income (basis points) • Variable rate loans • Variable rate investment securities and reinvestment +100 +$195M • Cash and cash equivalents Primary benchmark indices: • National and SVB Prime rates +200 +$407M • 1-month and 3-month LIBOR • Federal Funds target rate * As reported in our sensitivity analysis included in our Q2 2018 Form 10-Q reports pursuant to applicable SEC requirements; these estimates are reported on a pre-tax basis and are based on a static balance sheet and assumptions as of June 30, 2018. Actual results may differ. Simulations used to analyze interest rate sensitivity may differ from actual results due to, among other things: differences in timing, frequency, and magnitude of changes in market rates; impact of competition; fluctuating business conditions and impact of strategies taken by management to mitigate these risks. Q2 2018 Corporate Overview and Financial Results 37

Complex regulatory environment Despite the recent raising of the CCAR threshold, as a growing global, commercial bank with a holding company structure, we still face a complex regulatory landscape We have ongoing investments in regulatory and compliance infrastructure -- people, processes and systems, including a focus on the following areas: "Advanced Approaches" capital rules for banking organizations with >$10B foreign exposure ◦ Standardized capital floor ◦ More stringent capital buffer and leverage ratio requirements ◦ Full LCR • Risk Management program enhancements • BSA/AML • Current Expected Credit Loss (CECL) implementation Q2 2018 Corporate Overview and Financial Results 38

We are well capitalized: SVBFG capital ratios 2) 1) Q2 2018 Tangible commontotangible equity These arenon-GAAP measures. Pleaseseenon-GAAP reconciliationsat endofthispresentationformore information. are asreportedin ourmostrecentquarterlyearnings releases. All ratios,except TCE/TA and TCE/RWA, areasreportedinourmostrecentbank holdingcompanyconsolidatedreportsonFormFR Y-9C. TCE/TA and TCE/RWA ratios Tangible commontorisk- equity Corporate andFinancial Results Overview Tier 1risk-based capital CET 1risk-based capital Total risk-based capital weighted assets Tier 1leverage assets 2 2 12.91% 12.93 13.92 2014 7.74 7.15 - 12.28% 13.84 12.34 12.83 2015 7.63 7.16 12.80% 12.89 13.26 14.21 2016 8.34 8.15 12.78% 13.96 12.97 12.77 2017 8.34 8.16 12.87% 13.06 Q1'18 13.99 12.65 8.67 8.25 12.92% Q2'18 14.03 12.68 13.10 8.34 8.81 1 39 SVB 2014 4:3

We are well capitalized: bank capital ratios[1]

- Pressure on Tier 1 Leverage ratio from exceptional deposit and total asset growth in 2014 and 2015
- Down-streaming of capital from holding company (Q2'14 $435M common equity raise and Q1'15 $350M debt raise) increased bank capital ratios across the board
- Strong Bank earnings resulted in $30M of dividends from Bank to SVBFG in Q2'18, $25M in Q1'18, $90M in 2017 and $40M in 2016

	2014	2015	2016	2017	Q1'18	Q2'18
CET 1 risk-based capital[2]	-	12.52%	12.65%	12.06%	11.90%	11.76%
Tier 1 risk-based capital	11.09%	12.52	12.65	12.06	11.90	11.76
Total risk-based capital	12.12	13.60	13.66	13.04	12.88	12.72
Tier 1 leverage	6.64	7.09	7.67	7.56	7.69	7.72
Tangible common equity to tangible assets[3]	6.38	6.95	7.77	7.47	7.41	7.39
Tangible common equity to risk-weighted assets[3]	11.19	12.59	12.75	11.98	11.68	11.52

1) All ratios, except TCE/TA and TCE/RWA, are as reported in our most recent bank holding company consolidated reports on Form FR Y-9C. TCE/TA and TCE/RWA ratios are as reported in our most recent quarterly earnings releases.
2) Basel III adopted in January 2015
3) These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information.

svb Q2 2018 Corporate Overview and Financial Results 40

Q2 2018 Reconciliations Non-GAAP Corporate and Financial Results Overview 41 SVB20144:3

Non-GAAP reconciliation

Core fee income[1]

	Quarter ended					
Non-GAAP core fee income (dollars in thousands)	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016
GAAP noninterest income	$108,477	$114,506	$86,134	$112,776	$144,140	$113,502
Less: gains on investment securities, net	18,768	12,439	(4,684)	23,270	23,178	9,976
Less: net gains on equity warrant assets	10,685	16,384	6,606	5,089	21,558	4,639
Less: other noninterest income	10,636	12,978	7,670	9,963	18,878	14,239
Non-GAAP core fee income	$68,388	$72,705	$76,542	$74,454	$80,526	$84,648

	Quarter ended					
Non-GAAP core fee income (dollars in thousands)	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018
GAAP noninterest income	$117,659	$128,528	$158,778	$152,266	$155,518	$192,689
Less: gains on investment securities, net	15,970	17,630	15,238	15,765	9,058	36,114
Less: net gains on equity warrant assets	6,690	10,820	24,922	12,123	19,191	19,061
Less: other noninterest income	12,421	12,811	15,896	17,982	12,259	14,390
Non-GAAP core fee income	$82,578	$87,267	$102,722	$106,396	$115,010	$123,124

	Year ended December 31,				YTD
Non-GAAP core fee income (dollars in thousands)	2014	2015[2]	2016	2017	Jun 30, 2018
GAAP noninterest income	$572,239	$472,794	$456,552	$557,231	$348,207
Less: gains on investment securities, net	267,023	89,445	51,740	64,603	45,172
Less: net gains on equity warrant assets	71,012	70,963	37,892	54,555	38,252
Less: other noninterest income (loss)	24,573	47,004	50,750	59,110	26,649
Non-GAAP core fee income	$209,631	$265,382	$316,170	$378,963	$238,134

1) This is a non-GAAP measure. See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Amounts prior to December 31, 2015 have not been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to deconsolidation of our investments in VC- and PE-related funds (ASU 2015-02).

svb Q2 2018 Corporate Overview and Financial Results 42

Non-GAAP reconciliation*

Non-marketable and other equity securities

Non-GAAP non-marketable and other equity securities, net of non-controlling interests (dollars in thousands)	Jun 30, 2018
GAAP non-marketable and other equity securities	$852,505
Less: amounts attributable to non-controlling interests	130,216
Non-GAAP non-marketable and other equity securities, net of non-controlling interests	$722,289

Composition of non-GAAP non-marketable and other equity securities, net of non-controlling interests (dollars in thousands)	Jun 30, 2018
Non-marketable and other equity securities (fair value accounting):	
Consolidated venture capital and private equity fund investments	$34,331
Unconsolidated venture capital and private equity fund investments	211,113
Investments without a readily determinable fair value	24,015
Other equity securities in public companies	3,968
Non-marketable securities (equity method accounting):	
Venture capital and private equity fund investments	71,742
Debt funds	14,215
China Joint Venture Investment	75,837
Other investments	35,589
Investments in qualified affordable housing projects, net	251,479
Total non-marketable and other equity securities	$722,289

* See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.

svb Q2 2018 Corporate Overview and Financial Results 43

Non-GAAP reconciliation[1]

Net gains (losses) on investment securities

Non-GAAP net gains (losses) on investment securities (dollars in thousands)	Quarter ended Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018
GAAP net gains on investment securities	$17,630	$15,238	$15,765	$9,058	$36,114
Less: income attributable to noncontrolling interests, including carried interest	9,465	5,496	7,764	12,905	9,672
Non-GAAP net gains on investment securities, net of noncontrolling interests	$8,165	$9,742	$8,001	$(3,847)	$26,442

Non-GAAP net gains (losses) on investment securities (dollars in thousands)	Year ended December 31, 2014	2015[2]	2016	2017	YTD Jun 30, 2018
GAAP net gains on investment securities	$267,023	$89,445	$51,740	$64,603	$45,172
Less: income attributable to noncontrolling interests, including carried interest	236,294	32,115	8,312	29,187	22,577
Non-GAAP net gains on investment securities, net of noncontrolling interests	30,729	57,330	43,428	35,416	$22,595

1) This is a non-GAAP measure. See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Amounts prior to December 31, 2015 have not been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to deconsolidation of our investments in VC- and PE-related funds (ASU 2015-02).

svb Q2 2018 Corporate Overview and Financial Results
44

Non-GAAP reconciliation*

Capital ratios

Consolidated (SVBFG) TCE/TA and TCE/RWA

Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios)	Year ended December 31,				March 31,	June 30,
	2014	2015	2016	2017	2018	2018
GAAP SVBFG stockholders' equity	$2,813,072	$3,198,134	$3,642,554	$4,179,795	$4,415,446	$4,657,653
Less: Intangible assets	—	—	—	—	—	—
Tangible common equity (TCE)	$2,813,072	$3,198,134	$3,642,554	$4,179,795	$4,415,446	$4,657,653
GAAP Total assets	$39,337,869	$44,686,703	$44,683,660	$51,214,467	$53,500,787	$55,867,745
Less: Intangible assets	—	—	—	—	—	—
Tangible assets (TA)	$39,337,869	$44,686,703	$44,683,660	$51,214,467	$53,500,787	$55,867,745
Risk-weighted assets (RWA)	$21,755,091	$25,919,594	$28,248,750	$32,736,959	$34,903,720	$36,727,118
Tangible common equity to tangible assets	7.15%	7.16%	8.15%	8.16%	8.25%	8.34%
Tangible common equity to risk-weighted assets	12.93%	12.34%	12.89%	12.77%	12.65%	12.68%

Bank only TCE/TA and TCE/RWA

Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios)	Year ended December 31,				March 31,	June 30,
	2014	2015	2016	2017	2018	2018
Tangible common equity (TCE)	$2,399,411	$3,059,045	$3,423,427	$3,762,542	$3,900,094	$4,068,918
Tangible assets (TA)	$37,607,973	$44,045,967	$44,059,340	$50,383,774	$52,622,450	$55,035,371
Risk-weighted assets (RWA)	$21,450,480	$24,301,043	$26,856,850	$31,403,489	$33,396,675	$35,326,564
Tangible common equity to tangible assets	6.38%	6.95%	7.77%	7.47%	7.41%	7.39%
Tangible common equity to risk-weighted assets	11.19%	12.59%	12.75%	11.98%	11.68%	11.52%

* See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.

svb Q2 2018 Corporate Overview and Financial Results 45

Non-GAAP reconciliation

Non-interest income[1]

Non-GAAP non-interest income, net of non-controlling interests (dollars in thousands)	Quarter ended Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018
GAAP non-interest income	$128,528	$158,778	$152,266	$155,518	$192,689
Less: income attributable to non-controlling interests, including carried interests	9,536	5,614	7,743	13,024	9,445
Non-GAAP non-interest income, net of non-controlling interests	118,992	153,164	144,523	142,494	183,244

Non-GAAP Non-interest income, net of non-controlling interests (dollars in thousands)	Year ended 2014	2015[2]	2016	2017	YTD Jun 30, 2018
GAAP noninterest income	$572,239	$472,794	$456,552	$557,231	$348,207
Less: income attributable to noncontrolling interests, including carried interest	233,624	31,736	8,039	29,452	22,469
Non-GAAP noninterest income, net of noncontrolling interests	$338,615	$441,058	$448,513	$527,779	$325,738
Less: net (losses) on the SVBIF sale transaction	(13,934)	—	—	—	—
Non-GAAP noninterest income, net of noncontrolling interests and excluding one time adjustments	$352,549	$441,058	$448,513	$527,779	$325,738

1) See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Amounts prior to December 31, 2015 have not been revised for the adoption of accounting guidance related to our investments in VC- and PE-related funds (ASU 2015-02 Deconsolidation).

svb Q2 2018 Corporate Overview and Financial Results
46

Non-GAAP reconciliation

Non-GAAP operating efficiency ratio, net of non-controlling interests[1]

(Dollars in thousands, except ratios)	Year ended December 31, 2014	2015	2016	2017	YTD Jun 30, 2018
GAAP noninterest expense[2]	$ 700,669	$ 779,962	$ 859,797	$ 1,010,655	$ 571,156
Less: amounts attributable to noncontrolling interests	18,867	828	524	813	195
Non-GAAP noninterest expense, net of noncontrolling interests	$ 681,802	$ 779,134	$ 859,273	$ 1,009,842	$ 570,961
GAAP net interest income	$ 856,595	$ 1,006,425	$ 1,150,523	$ 1,420,369	$ 886,306
Adjustments for taxable equivalent basis	1,689	1,564	1,203	3,076	3,391
Non-GAAP taxable equivalent net interest income	$ 858,284	$ 1,007,989	$ 1,151,726	$ 1,423,445	$ 889,697
Less: income attributable to noncontrolling interests	33	8	66	33	19
Non-GAAP taxable equivalent net interest income, net of noncontrolling interests	$ 858,251	$ 1,007,981	$ 1,151,660	$ 1,423,412	$ 889,678
GAAP noninterest income	$ 572,239	$ 472,794	$ 456,552	$ 557,231	$ 348,207
Non-GAAP noninterest income, net of noncontrolling interests and excluding one time adjustments	$ 352,549	$ 441,058	$ 448,513	$ 527,779	$ 325,738
GAAP total revenue	$ 1,428,834	$ 1,479,219	$ 1,607,075	$ 1,977,600	$ 1,234,513
Non-GAAP taxable equivalent revenue, net of noncontrolling interests	$ 1,210,800	$ 1,449,039	$ 1,600,173	$ 1,951,191	$ 1,215,416
GAAP operating efficiency ratio	49.04%	52.73%	53.50%	51.11%	46.27%
Non-GAAP operating efficiency ratio	56.31%	53.77%	53.70%	51.76%	46.98%

1) See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Our consolidated GAAP noninterest expenses were modified from prior periods' presentation to conform to the current period's presentation, which reflects our provision for loan losses and provision for unfunded credit commitments together as our "provision for credit losses". In prior periods, our provision for unfunded credit commitments were reported separately as a component of noninterest expense.

svb Q2 2018 Corporate Overview and Financial Results
47

Q2 2018 Find Find Find moleary@svb.com T 408 654 6364 M 650 255 9934 9934 255 650 M 6364 654 408 T 3005 Tasman 95054 CA 3005 Clara, Drive Santa Head of Investor Relations Investor of Head MeghanO’Leary SVB SVB Corporate andFinancial Results Overview on LinkedIn, Facebook and Twitter and Facebook LinkedIn, on onLinkedIn, Facebook and Twitter 48 SVB 2014 4:3